CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Superclick, Inc. (the "Company") on Form 10-QSB for the quarter ending July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Todd M. Pitcher, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  September 13, 2005               /s/ Todd M. Pitcher
                                         ---------------------------------------
                                         Name  Todd M. Pitcher
                                         Title Interim Chief Financial Officer
                                               And Principle Accounting Officer